UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 11, 2025

RICHMOND MUTUAL BANCORPORATION, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38956	36-4926041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 North 9th Street, Richmond, Indiana	47374
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(765) 962-2581

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RMBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On November 11, 2025, Richmond Mutual Bancorporation, Inc., Richmond, Indiana (“RMBI” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The Farmers Bancorp, Frankfort, Indiana (“Farmers”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Farmers will merge with and into the Company, with the Company as the surviving corporation (the “Merger”). Immediately after the effective time of the Merger (the “Effective Time”), the Company intends to merge The Farmers Bank, a wholly owned subsidiary of Farmers, with and into First Bank Richmond, a wholly owned subsidiary of the Company, with First Bank Richmond as the surviving institution (the “Bank Merger”).

The Merger Agreement was approved unanimously by the Board of Directors of each of the Company and Farmers. The Merger is expected to be completed in the second calendar quarter of 2026, subject to customary closing conditions discussed below. A copy of the Merger Agreement is included as Exhibit 2.1 to this Current Report on Form 8-K. A summary of the material terms of the Merger Agreement follows.

Under the terms of the Merger Agreement, each outstanding share of Farmers common stock will be converted into the right to receive 3.4 shares of RMBI common stock (the “Exchange Ratio”), with cash being paid in lieu of fraction shares (together, the “Merger Consideration”). Based on RMBI’s closing price of $13.15 per share as of November 10, 2025, the Merger Consideration represents an aggregate equity value of approximately $82 million. Upon consummation of the Merger, Farmers’ shareholders are expected to own approximately 38% of the combined company.

At the Effective Time: (i) each unvested restricted stock unit award of Farmers will automatically vest, and the underlying shares will be treated as outstanding and entitled to receive the Merger Consideration, less applicable tax withholding; and (ii) each unvested performance share award of Farmers will be terminated and cashed out based on the target award levels immediately prior to the Effective Time.

The Merger Agreement contains customary representations and warranties from both the Company and Farmers, as well as customary covenants, including, among others: (1) conduct-of-business restrictions during the period between signing and closing; (2) the Company’s obligation to call a special meeting of its stockholders to approve the Merger, including the issuance of Company Common Stock in the Merger, and to recommend that its stockholders vote in favor of the proposal; (3) Farmers obligation to call a special meeting of its shareholders to approve the Merger Agreement, and, subject to certain exceptions, to recommend that its shareholders vote in favor of the proposal, and (4) non-solicitation provisions limiting Farmers from seeking or engaging in alternative acquisition proposals.

Completion of the Merger is subject to customary conditions, including approval by both parties shareholders and the receipt of required regulatory approvals. Each director of Farmers has executed a voting agreement to vote his or her shares of Farmers’ common stock in favor of the Merger Agreement. Each director of the Company has executed a voting agreement to vote his or her shares of RMBI common stock in favor of the Merger, including the issuance of RMBI common stock as part of the Merger Consideration.

The Merger Agreement provides certain termination rights for both RMBI and Farmers and specifies that Farmers will be required to pay a termination fee of $3.3 million under certain circumstances, as described in the Merger Agreement.

Following the Merger, five individuals currently serving as directors of Farmers will be added to the Company’s board of directors. These directors will be mutually agreed upon by the parties prior to the Effective Time. The combined company and combined bank will be led by a highly experienced management team from both the Company and Farmers, including executives responsible for overall company leadership, banking operations, finance, risk management, and regional markets. Garry D. Kleer, current Chair of the Company, will continue to serve as Chair. Barbara A. Cutillo, current Chair of Farmers, will serve as Vice Chair.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement should be read in conjunction with the other information about the Company and Farmers, their respective affiliates and businesses, that will be contained in or incorporated by reference into the Registration Statement on Form S-4, which will include a joint proxy statement of the Company and Farmers and a prospectus of the Company, as well as in other filings the Company makes with the Securities and Exchange Commission ("SEC").

The inclusion of the Merger Agreement as an exhibit is intended to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Farmers, or their respective subsidiaries or affiliates. The representations, warranties, and covenants in the Merger Agreement were made only as of specific dates, solely for the benefit of the parties, and may be subject to limitations, materiality standards, or confidential disclosures agreed to by the parties. Investors should not rely on these provisions as characterizations of the actual condition of the Company, Farmers, or any of their subsidiaries or affiliates. Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and such subsequent information may or may not be reflected in the Company’s public disclosures.

Item 7.01	Regulation FD Disclosure

On November 12, 2025, the Company and Farmers issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, the Company has prepared an investor presentation regarding the transactions contemplated by the Merger Agreement, which is expected to be used in connection with presentations to analysts and investors. The presentation is attached to this as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this Current Report on Form 8-K.

Note Regarding Forward-Looking Statements.

This report may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the expected timing and benefits of the proposed merger between RMBI and Farmers, future financial and operating results, business strategy, and other statements that are not historical facts. Words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “may,” “should,” “will,” and similar expressions are intended to identify these forward-looking statements.

Actual results could differ materially due to risks, uncertainties, and other factors, including, among others:

•	Events, changes, or circumstances that could give rise to the right of either party to terminate the merger agreement;

•	The possibility that the merger may not be completed on the anticipated terms, within the expected timeframe, or at all;

•	Failure to obtain required regulatory or shareholder approvals, or the imposition of conditions that could adversely affect the combined company or expected benefits;

•	Challenges in meeting expectations regarding the timing, completion, accounting, and tax treatment of the merger;

•	The potential that anticipated cost savings, synergies, or revenue enhancements may not be realized or may take longer to achieve;

•	Higher-than-expected transaction costs or unexpected events;

•	Dilution from the issuance of additional RMBI shares in connection with the merger;

•	Potential litigation or other legal proceedings related to the merger;

•	Restrictions during pendency of the transaction that may limit business opportunities or strategic initiatives;

•	The ability to successfully integrate operations, systems, personnel, and technologies post-merger;

•	Disruption to customer, employee, or vendor relationships, including key community relationships;

•	Diversion of management’s attention from ongoing operations and strategic initiatives;

•	Lower-than-expected revenues or profitability following the merger;

•	Changes in credit, capital markets, or economic, political, or regulatory conditions;

•	Competition from banks and other financial service providers; and

•	Other factors detailed in RMBI’s filings with the SEC.

Forward-looking statements speak only as of the date of this release. Neither RMBI nor Farmers undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Additional information regarding the risks and uncertainties that could affect future results of RMBI and Farmers can be found in RMBI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, its Quarterly Reports on Form 10-Q for the periods ended March 31, June 30, and September 30, 2025, and other filings with the SEC, available free of charge on the SEC’s website at www.sec.gov.

Annualized, pro forma, projected, and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Additional Information About the Merger and Where to Find It

This report does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval with respect to the proposed transaction.

In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC that will include a joint proxy statement of RMBI and Farmers and a prospectus of RMBI, which will be distributed to the shareholders of RMBI and Farmers in connection with their votes on the merger of Farmers with and into RMBI and the issuance of RMBI common stock in the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the related proxy statement/prospectus, when filed, as well as other documents filed with the SEC by RMBI through the web site maintained by the SEC at www.sec.gov. These documents, when available, also can be obtained free of charge by accessing RMBI’s website at www.firstbankrichmond.com under the tab “Investor Relations” and then under “SEC Filings.” Alternatively, these documents, when filed with the SEC by RMBI, can be obtained free of charge by (1) writing RMBI at 31 North 9th Street, Richmond, Indiana 47374, Attn: Bradley Glover or by calling (765) 962-2581; or (2) writing Farmers at 9 East Clinton Street, Frankfort, Indiana 46041, Frankfort, Indiana, 17748, Attn: Chad Kozuch, or by calling (765) 654-8731.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of RMBI may be deemed to be participants in the solicitation of proxies from the shareholders of RMBI in connection with the proposed transaction. Information about RMBI’s directors and executive officers is included in the proxy statement for its 2025 annual meeting of RMBI’s shareholders, which was filed with the SEC on April 16, 2025.

The directors, executive officers and certain other members of management and employees of Farmers may also be deemed to be participants in the solicitation of proxies in connection with the proposed transaction from the shareholders of Farmers. Information about Farmer’s participants and additional information regarding the interests of these participants will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described above.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

2.1	Agreement and Plan of Merger by and between Richmond Mutual Bancorporation, Inc. and The Farmers Bancorp, Frankfort, Indiana, dated as of November 11, 2025.*
99.1	Press release dated November 12, 2025
99.2	Investor Presentation dated November 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedules or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RICHMOND MUTUAL BANCORPORATION, INC.

Date: November 12, 2025	By:	/s/ Bradley M. Glover
	Name:	Bradley M. Glover
	Title:	Senior Vice President and Chief Financial Officer